As filed with the Securities and Exchange Commission on April 21, 1997


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 15, 1997


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone     Incorporation   Identification No.
        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the period ended March 31, 1997:

      Earnings. Florida Progress issued an Investor News report and a media News Release each dated April 17, 1997 reporting 1997 first quarter earnings. A copy of the Investor News report and the media News Release are being furnished herewith as Exhibit 99.(a) and 99.(b), respectively.

      Tiger Bay. Florida Progress issued an identically worded Investor News report and a media News Release each dated April 16, 1997 reporting a joint motion submitted to the Public Service Commission supporting the purchase of the Tiger Bay Cogen Plant. A copy of the Investor News report is being furnished herewith as Exhibit 99.(c).

      Mid-Continent. Florida Progress issued an identically worded Investor News report and media News Release each dated April 15, 1997 reporting the seizure of Mid-Continent Life Insurance Company by the insurance commissioner of the state of Oklahoma. A copy of the Investor News report is being furnished herewith as Exhibit 99.(d).


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Investor News report dated April 17, 1997 reporting 1997 first quarter earnings.

99.(b) Florida Progress media News Release dated April 17, 1997 reporting 1997 first quarter earnings.

99.(c) Florida Progress Investor News report dated April 16, 1997 reporting a joint motion submitted to the Public Service Commission supporting the purchase of the Tiger Bay Cogen Plant.

99.(d) Florida Progress Investor News report dated April 15, 1997 reporting the seizure of Mid-Continent Life Insurance Company by the insurance commissioner of the state of Oklahoma.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION

                                              /s/Jeffrey R. Heinicka
                                          By:____________________________
                                              Jeffrey R. Heinicka
                                              Senior Vice President and
                                                Chief Financial Officer
                                                of each Registrant



Date:  April 21, 1997

                               EXHIBIT INDEX



Exhibit No.                   Description of Exhibit


99.(a) Florida Progress Investor News report dated April 17, 1997 reporting 1997 first quarter earnings.

99.(b) Florida Progress media News Release dated April 17, 1997 reporting 1997 first quarter earnings.

99.(c) Florida Progress Investor News report dated April 16, 1997 reporting a joint motion submitted to the Public Service Commission supporting the purchase of the Tiger Bay Cogen Plant.

99.(d) Florida Progress Investor News report dated April 15, 1997 reporting the seizure of Mid-Continent Life Insurance Company by the insurance commissioner of the state of Oklahoma.